UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported):  July 15, 1997


                          AMERISTAR CASINOS, INC.
     (Exact name of registrant as specified in its charter)


       Nevada               0-22494              88-0304799
  (State or other       (Commission File        (IRS Employer
  jurisdiction of           Number)            Identification
  incorporation or                                 Number)
   organization)


                   3773 Howard Hughes Parkway
                         Suite 490 South
                    Las Vegas, Nevada  89109
      (Address of principal executive offices and Zip Code)


                                      (702) 567-7000
      (Registrant's telephone number, including area code)
      ITEM 5.  OTHER EVENTS.

     REFINANCING OF LONG-TERM DEBT. On July 24, 1997, Ameristar Casinos, Inc. ("Ameristar") issued a press release announcing that it has refinanced its long-term debt through a new
$125 million revolving bank credit facility (the "Revolving Credit Facility") and the sale of $100 million aggregate principal amount of 10-1/2% Senior Subordinated Notes due 2004 Series A (the "Senior Subordinated Notes").

     The Revolving Credit Facility was entered into on July 8, 1997, pursuant to a Credit Agreement among Ameristar and its four principal wholly owned subsidiaries (the "Borrowers"), a syndicate of bank lenders and Wells Fargo Bank, National Association ("WFB") as Agent Bank, Arranger and Swingline Lender. The Borrowers made an initial draw of $114.5 million under the Revolving Credit Facility on July 15, 1997, which was used to repay $94.5 million in borrowings outstanding under Ameristar's prior revolving credit facility (the "1995 Revolving Credit Facility") and a $20.0 million short-term loan from WFB.

     The Senior Subordinated Notes were issued by Ameristar at par in a private placement to certain initial purchasers for resale to qualified institutional buyers pursuant to the exemption provided by Rule 144A of the Securities and Exchange Commission. The net proceeds from the sale of the Senior Subordinated Notes were used to repay $82.4 million in borrowings and interest under the Revolving Credit Facility, $13.1 million in other indebtedness and $800,000 in loan fees for the Revolving Credit Facility. Following the application of the net proceeds from the sale of the Senior Subordinated Notes, the outstanding principal balance of the Revolving Credit Facility was $32.6 million.

     THE REVOLVING CREDIT FACILITY. In addition to Ameristar, the Borrowers under the Revolving Credit Facility include:
Cactus Pete's Inc. ("CPI"), which owns and operates Cactus Petes Resort Casino and The Horseshu Hotel & Casino, in Jackpot, Nevada; Ameristar Casino Vicksburg, Inc. ("ACVI"), which owns and operates Ameristar Casino Vicksburg in Vicksburg, Mississippi; Ameristar Casino Council Bluffs, Inc. ("ACCBI"), which owns and operates Ameristar Casino Hotel Council Bluffs, in Council Bluffs, Iowa; and Ameristar Casino Las Vegas, Inc. ("ACLVI"), which owns and is developing The Reserve Hotel & Casino in Henderson, Nevada ("The Reserve").

     Until Phase I of The Reserve is completed, additional draws under the Revolving Credit Facility may be used only for the construction of The Reserve, the acquisition of additional land for the development of The Reserve currently under option and the replenishment of working capital used to fund $4.0 million in payments due in June 1997 related to the acquisition of The Reserve and certain expenses incurred in connection with the Revolving Credit Facility. Draws for construction of The Reserve will be subject to the satisfaction of various conditions typically applicable to construction loans. Following completion of Phase I of The Reserve, Revolving Credit Facility proceeds may be used only for working capital purposes of the Borrowers and funding ongoing capital expenditures for existing facilities, including construction of Phase II of The Reserve and the acquisition of additional land under option adjacent to The Reserve site.

           Borrowings under the Revolving Credit Facility will be designated by the Borrowers on a quarterly basis as either base rate or London Interbank Offered Rate ("LIBOR") borrowings. The interest rate generally will be equal to WFB's per annum prime rate in effect from time to time or the per annum LIBOR rate, plus in each case an applicable margin determined by reference to the Borrowers' rolling four-quarter ratio of total funded debt to EBITDA (as defined below). The range of the base rate margin is from 0.25 percentage points to 2.25 percentage points, and the range of the LIBOR margin is from 1.50 percentage points to 3.50 percentage points.

     The Revolving Credit Facility will mature on June 30, 2003. Prior to maturity, the maximum principal available under the Revolving Credit Facility will reduce semiannually (commencing on July 1, 1999) by an aggregate of $50.0 million in increasing increments ranging from $2.5 million to $10.0 million. The Borrowers may prepay any borrowings under the Revolving Credit Facility without penalty (subject to certain charges applicable to the prepayment of LIBOR draws prior to the end of the applicable interest period) so long as a minimum of $10.0 million in borrowings is repaid. The Borrowers may also optionally reduce the maximum principal available under the Revolving Credit Facility at any time so long as any such reduction is for a minimum of $10.0 million. The Revolving Credit Facility includes covenants and conditions that limit the Borrowers' outstanding borrowings under the Revolving Credit Facility to not more than the lesser of the Borrowers' rolling four-quarter EBITDA multiplied by 3.25 and the Borrowers' total funded debt to not more than the Borrowers' rolling four-quarter EBITDA multiplied initially by 5.0, which multiplier will decline to 4.5 commencing March 31, 1999 and to 4.0 commencing March 31, 2000. For purposes of the Revolving Credit Facility, the Borrowers' EBITDA is generally defined as net income before interest expense, income taxes, depreciation and amortization, preopening costs and certain extraordinary and non-cash items.

     The Revolving Credit Facility also includes covenants requiring the Borrowers to maintain rolling four-quarter gross fixed charge coverage and adjusted fixed charge coverage ratios of 1.5 to 1.0 and 1.1 to 1.0, respectively. The gross fixed charge coverage ratio is generally defined as EBITDA divided by the aggregate sum of interest expense actually paid and current capitalized lease obligations plus required principal reductions on funded debt. The adjusted fixed charge coverage ratio is generally defined as the aggregate sum of EBITDA minus income taxes minus distributions to stockholders (other than to another Borrower) minus repurchases of Ameristar Common Stock divided by the aggregate sum of interest expense actually paid and current capitalized lease obligations plus required principal reductions on funded, debt. For purposes of these covenants, principal payments on the $28.7 million promissory notes issued to the former stockholders of Gem Gaming, Inc. in connection with the acquisition of The Reserve (the "Gem Notes") will be included only to the extent actually paid in the applicable period. The Revolving Credit Facility prohibits Ameristar from making any dividend or other distribution on its capital stock during any period in which the Borrowers' rolling four-quarter ratio of total funded debt to EBITDA is greater than 2.0 to 1.0.

           The Revolving Credit Facility is secured by  liens  on substantially all of the real and personal property of the Borrowers. The Revolving Credit Facility prohibits any future secondary liens on these properties without the prior written approval of the lenders. Certain changes in control of Ameristar may constitute a default under the Revolving Credit Facility. The Revolving Credit Facility also requires the Borrowers to expend two percent of their consolidated revenues on capital maintenance annually. The Revolving Credit Facility binds the Borrowers to a number of additional affirmative and negative covenants, including promises to maintain certain financial ratios and tests within defined parameters.

     Following the completion of Phase I of The Reserve, the Revolving Credit Facility also provides for WFB to make certain swingline loans to the Borrowers generally to provide short-term financing pending the funding of a draw by the lenders under the Revolving Credit Facility. Such swingline loans will bear interest based on WFB's prime rate determined from time to time in the same manner as for other borrowings under the Revolving Credit Facility.

     The Borrowers paid various fees and other loan costs upon the closing of the Revolving Credit Facility that will be
amortized  over  the term of the Revolving Credit  Facility.   In
addition, commencing on the first anniversary of the closing of the Revolving Credit Facility, the Borrowers will be required to pay quarterly commitment fees at an annual rate of 0.50% (subject to reduction to 0.375% if the Borrowers' ratio of total funded debt to rolling four-quarter EBITDA is less than 2.00 to 1.00) of the unused portion of the Revolving Credit Facility.

     The 1995 Revolving Credit Facility was terminated early in connection with entering into the Revolving Credit Facility. As a result, Ameristar will incur a $1.0 million pre-tax non-cash extraordinary charge ($637,000 or $0.03 per share on an after-tax basis) during the 1997 third quarter to reflect the accelerated write-off of unamortized deferred financing costs.

     THE SENIOR SUBORDINATED NOTES. The Senior Subordinated Notes were issued under an Indenture dated July 15, 1997 (the "Indenture"), under which the Trustee is First Trust National Association. In addition to Ameristar and the Trustee, certain of Ameristar's subsidiaries (the "Guarantors") are parties to the Indenture for the purpose of guaranteeing (the "Guarantees") payments on the Senior Subordinated Notes. The Guarantors include ACVI, ACCBI, ACLVI, A.C. Food Services, Inc. (a food purchasing  concern)  and  AC Hotel Corp.  (which  will  own  and develop a 149-room hotel at Ameristar Vicksburg). ACCBI's obligations under its Guarantee were subject to the approval of the Iowa Racing and Gaming Commission, which was obtained on
July 24, 1997. CPI is currently a Restricted Subsidiary (as defined) and will become a Guarantor pursuant to a Supplemental Indenture subject to the prior approval of the Nevada Gaming Commission, for which an application has been submitted. Future Restricted Subsidiaries will be required to become Guarantors.

     The Senior Subordinated Notes will mature on August 1, 2004. Interest is payable semiannually on February 1 and August 1, commencing February 1, 1998, at the per annum rate of 10.5%. The Senior Subordinated Notes and the Guarantees are not secured and are subordinate to all existing and future Senior Indebtedness (as defined), which includes the Revolving Credit Facility.

           Ameristar may redeem the Senior Subordinated Notes, in whole or in part, at any time on or after August 1, 2001, at redemption prices that decline over time from 105.25% to 101.75%. Senior Subordinated Notes may also be redeemed if the holder or beneficial owner thereof is required to be licensed, qualified or found suitable under applicable Gaming Laws (as defined) and is not so licensed, qualified or found suitable. Ameristar may also be required to redeem a portion of the Senior Subordinated Notes in the event of certain asset sales or the loss of a material gaming license, and each holder of the Senior Subordinated Notes will have the right to require Ameristar to redeem such holder's Senior Subordinated Notes upon a Change of Control (as defined) of Ameristar. The Senior Subordinated Notes are not subject to any mandatory redemption or sinking fund obligations.

     The Indenture includes covenants that restrict the ability of Ameristar and the Restricted Subsidiaries from incurring future Indebtedness (as defined); provided, however, that Ameristar or any Guarantor may incur Indebtedness if the incurrence thereof would not result in the Consolidated Coverage Ratio (as defined) to be greater than 2.0 to 1.0. The Consolidated Coverage Ratio is defined generally as the ratio of the consolidated cash flow (measured by an EBITDA formula) to consolidated interest and other fixed charges of Ameristar and its Restricted Subsidiaries on a rolling four-quarter basis. The Indenture also permits Ameristar or a Restricted Subsidiary to incur Indebtedness without regard to the Consolidated Coverage Ratio test in certain circumstances, including borrowings of up to $140 million under the Revolving Credit Facility, as amended or replaced from time to time, up to $15.0 million in recourse FF&E financings, up to $7.5 million in borrowings for the construction of the hotel at Ameristar Vicksburg and up to $5.0 million of other Indebtedness.

     The Indenture also includes certain covenants that, among other things, limit the ability of Ameristar and its Restricted Subsidiaries to pay dividends or other distributions, make investments, repurchase subordinated obligations or capital stock, create certain liens (except those securing Senior Indebtedness), enter into certain transactions with affiliates, sell assets, issue or sell subsidiary stock, create or permit restrictions on distributions from subsidiaries or enter into certain mergers and consolidations.

     Pursuant to a Registration Rights Agreement among Ameristar, its subsidiaries and the initial purchasers of the Senior Subordinated Notes, Ameristar and its subsidiaries have agreed to file by September 15, 1997, a registration statement under the Securities Act of 1933 with respect to an offer to exchange the Senior Subordinated Notes for debt securities with terms identical to the Senior Subordinated Notes (except for provisions relating to transfer restrictions, registration rights and liquidated damages) and use their best efforts to cause the exchange offer thereunder to be consummated by January 12, 1998. In certain circumstances, Ameristar and its subsidiaries have agreed to file a shelf registration statement for resales of the Senior Subordinated Notes by the holders thereof. If the registration obligations are not satisfied, Ameristar will be required to pay liquidated damages to the holders of the Senior Subordinated Notes under certain circumstances.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a) and (b)    Financial Statements and Pro Forma Financial
Information.

          None.

     (c)  Exhibits.

          4.1 Credit Agreement, dated as of July 8, 1997, among Ameristar Casinos, Inc., Cactus Pete's Inc., Ameristar Casino Vicksburg, Inc., Ameristar Casino Council Bluffs, Inc. and Ameristar Casino Las Vegas, Inc., as Borrowers, the Lenders named therein, and Wells Fargo Bank, National Association as Arranger, Agent Bank and Swingline Lender. See also Exhibit 99.1

          4.2 Indenture, dated as of July 15, 1997, among Ameristar Casinos, Inc., Ameristar Casino Las Vegas, Inc., Ameristar Casino Vicksburg, Inc., A.C. Food Services, Inc., AC Hotel Corp., Ameristar Casino Council Bluffs, Inc. and First Trust National Association.

          4.3 Registration Rights Agreement, dated as of July 15, 1997, among Ameristar Casinos, Inc., Ameristar Casino Council Bluffs, Inc., A.C. Food Services, Inc., AC Hotel Corp., Ameristar Casino Las Vegas, Inc., Ameristar Casino Vicksburg, Inc., Cactus Pete's, Inc., Bear, Stearns & Co. Inc., BT Securities Corporation and First Chicago Capital Markets, Inc.

          20.1 Press  Release  of Ameristar Casinos,  Inc.  dated
               July 24, 1997.

          99.1 Supplemental  Agreement to furnish the  Securities
               and   Exchange  Commission  omitted  exhibits  and
               schedules to Exhibit 4.1.

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     AMERISTAR CASINOS, INC.
                          (Registrant)
Date:  July 29, 1997


                           By:  /s/ Thomas M. Steinbauer
                               Thomas M. Steinbauer,
                               Senior Vice President and
                               Chief Financial Officer

                             EXHIBIT INDEX

Exhibit
 Number       Description of Exhibit          Method of Filing

  4.1     Credit Agreement, dated  as  of  Filed    electronically
          July  8,  1997, among Ameristar  herewith.
          Casinos,  Inc.,  Cactus  Pete's
          Inc.,      Ameristar     Casino
          Vicksburg,   Inc.,    Ameristar
          Casino Council Bluffs, Inc. and
          Ameristar  Casino  Las   Vegas,
          Inc., as Borrowers, the Lenders
          named  therein, and Wells Fargo
          Bank,  National Association  as
          Arranger,   Agent   Bank    and
          Swingline  Lender.   See   also
          Exhibit 99.1

  4.2     Indenture, dated as of July 15,  Filed    electronically
          1997,  among Ameristar Casinos,  herewith.
          Inc.,   Ameristar  Casino   Las
          Vegas,  Inc., Ameristar  Casino
          Vicksburg,  Inc.,   A.C.   Food
          Services, Inc., AC Hotel Corp.,
          Ameristar    Casino     Council
          Bluffs,  Inc. and  First  Trust
          National Association.

  4.3     Registration Rights  Agreement,  Filed    electronically
          dated  as  of  July  15,  1997,  herewith.
          among  Ameristar Casinos, Inc.,
          Ameristar    Casino     Council
          Bluffs,    Inc.,   A.C.    Food
          Services, Inc., AC Hotel Corp.,
          Ameristar  Casino  Las   Vegas,
          Inc.,      Ameristar     Casino
          Vicksburg, Inc., Cactus Pete's,
          Inc., Bear, Stearns & Co. Inc.,
          BT  Securities Corporation  and
          First  Chicago Capital Markets,
          Inc.

  20.1    Press   Release  of   Ameristar  Filed    electronically
          Casinos,  Inc. dated  July  24,  herewith.
          1997.

  99.1    Supplemental    Agreement    to  Filed    electronically
          furnish   the  Securities   and  herewith.
          Exchange   Commission   omitted
          exhibits   and   schedules   to
          Exhibit 4.1.